Exhibit 32

              CERTIFICATION OF CEO PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Quarterly Report on  Form  10-Q  of
Monmouth  Capital  Corporation  (the  "Company")   for   the
quarterly period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Eugene W. Landy, as President and Chief Executive Officer of the Company, and Anna T. Chew, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of
    section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.








By:    /s/ Eugene W. Landy
Name:  Eugene W. Landy
Title: President and Chief Executive Officer
Date:  Novermber 12, 2004



By:    /s/ Anna T. Chew
Name:  Anna T. Chew
Title: Chief Financial Officer
Date:  November 12, 2004